AMENDMENT NO. 2 TO MULTIPLE CLASS PLAN
                                       OF
                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                       AMERICAN CENTURY MUTUAL FUNDS, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.


         THIS AMENDMENT NO. 2 TO MULTIPLE CLASS PLAN is made as of the 30th day of September, 1997, by each of the above named corporations (the "Issuers"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Multiple Class Plan.

                                    RECITALS

         WHEREAS, the Issuers are parties to a certain Multiple Class Plan dated as of May 31, 1996, amended June 13, 1997 (the "Plan"); and

         WHEREAS, American Century Mutual Funds Portfolios, Inc., has added a series, American Century - Benham High-Yield Fund (the "Fund"), offering multiple classes; and

         WHEREAS, the parties desire to amend the Plan to adopt the Plan on behalf of the Fund.

         NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

         1. American Century Mutual Funds, Inc. hereby adopts the Plan on behalf of the Fund, in accordance with Rule 18f-3 under the 1940 Act and on the terms and conditions contained in the Plan.

         2. Schedule A to the Plan is hereby amended by deleting the text thereof in its entirety and inserting in lieu therefor the Schedule A attached hereto.

         3. After the date hereof, all references to the Plan shall be deemed to mean the Multiple Class Plan, as amended by Amendment No. 1 and this Amendment No. 2.

         4. In the event of a conflict between the terms of this Amendment No.2 and the Plan, it is the intention of the parties that the terms of this Amendment No. 2 shall control and the Plan shall be interpreted on that basis. To the extent the provisions of the Plan have not been amended by this Amendment No. 2, the parties hereby confirm and ratify the Plan.

         6. This Amendment No. 2 may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 as of the date first above written.

                         AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                         AMERICAN CENTURY MUTUAL FUNDS, INC.
                         AMERICAN CENTURY STRATEGIC ASSET
                             ALLOCATIONS, INC.
                         AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.


                         BY:  /s/ William M. Lyons
                                 William M. Lyons
                                 Executive Vice President of each of the Issuers

                                            SCHEDULE A

                                  Companies and Funds Covered by this Multiclass Plan
---------------------------------------------------------- ----------- --------------------- ------------- --------------------
                                                            Investor      Institutional        Services          Advisor
Fund                                                         Class            Class             Class             Class
---------------------------------------------------------- ----------- --------------------- ------------- --------------------
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
      American Century Equity Income Fund                     Yes              Yes               Yes               Yes
      American Century Value Fund                             Yes              Yes               Yes               Yes
      American Century Real Estate Fund                       Yes              Yes                No               Yes
---------------------------------------------------------- ----------- --------------------- ------------- --------------------
AMERICAN CENTURY MUTUAL FUNDS, INC.
      American Century Balanced Fund                          Yes              Yes               Yes               Yes
      Benham Cash Reserve Fund                                Yes               No               Yes               Yes
      Twentieth Century Growth Fund                           Yes              Yes               Yes               Yes
      Twentieth Century Heritage Fund                         Yes              Yes               Yes               Yes
      Benham Intermediate-Term Bond Fund                      Yes               No               Yes               Yes
      Benham Limited-Term Bond Fund                           Yes               No               Yes               Yes
      Benham Bond Fund                                        Yes               No               Yes               Yes
      Twentieth Century Select Fund                           Yes              Yes               Yes               Yes
      Twentieth Century Ultra Fund                            Yes              Yes               Yes               Yes
      Twentieth Century Vista Fund                            Yes              Yes               Yes               Yes
      Twentieth Century Giftrust                              Yes               No                No               No
      Twentieth Century New Opportunities Fund                Yes               No                No               No
      Benham High-Yield Fund                                  Yes               No                No               Yes
---------------------------------------------------------- ----------- --------------------- ------------- --------------------
AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
      American Century Strategic Allocation: Aggressive       Yes               No               Yes               Yes
      American Century Strategic Allocation: Conservative     Yes               No               Yes               Yes
      American Century Strategic Allocation: Moderate         Yes               No               Yes               Yes
---------------------------------------------------------- ----------- --------------------- ------------- --------------------
AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
      Twentieth Century International Growth Fund             Yes              Yes               Yes               Yes
      Twentieth Century International Discovery Fund          Yes              Yes               Yes               Yes
      Twentieth Century Emerging Markets Fund                 Yes              Yes               Yes               Yes
---------------------------------------------------------- ----------- --------------------- ------------- --------------------